BEECH HILL TOTAL RETURN FUND

Class A shares: BHTAX

Class C shares: BHTCX

(a series of Northern Lights Fund Trust)

Supplement dated January 2, 2020 to the Prospectus and

Statement of Additional Information (“SAI”) dated May 1, 2019

The following supersedes any contrary information contained in any current Prospectus or the Fund’s Statement of Additional Information

Effective January 30, 2020, Class C shares of Beech Hill Total Return Fund (the “Fund”) will be converted into Class A shares. Accordingly, the Fund will no longer accept purchase orders from any investor for Class C shares.

Class A shares of the Fund have a lower share class expense structure than Class C shares as Class A shares charge a lower Rule 12b-1 Distribution and Shareholder Services fee of 0.25%. Class A shares do have a front end sales load that will be waived. As of the Fund’s most recently completed fiscal year ended September 30, 2018, the annual operating expense ratios for Class A shares and Class C shares were 1.77% and 2.52%, respectively. Your exchange from Class C shares to Class A shares will have no federal income tax consequences. Please refer to the Fund’s Prospectus for general information regarding Class A shares.

ANY SHAREHOLDERS WHO HAVE NOT EXCHANGED OR REDEEMED THEIR CLASS C SHARES OF THE FUND ON OR PRIOR TO THE CONVERSION DATE WILL HAVE THEIR CLASS C SHARES AUTOMATICALLY CONVERTED INTO CLASS A SHARES AS OF THAT DATE. If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1-877-760-0005.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated May 1, 2019, which provide information that you should know about the Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Fund at 1-877-760-0005.